UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2004

FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Fremont Home Loan Trust 2004-C, Mortgage-Backed Certificates, Series 2004-C)

Fremont Mortgage Securities Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	333-91565	52-2206547

State of Incorporation	(Commission File Number)	(I.R.S. Employer
Identification No.)

175 North Riverview Drive
Anaheim, California	55437

(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code, is (714) 283-6500

Item 8.01. Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-23.2
EX-99.1
EX-99.2

Item 8.01. Other Events

     The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003, have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002, have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as “experts” in the Prospectus Supplement relating to Fremont Home Loan Trust 2004-C Mortgage-Backed Certificates, Series 2004-C, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, are attached hereto as Exhibit 99.1.

     In addition, the unaudited financial statements of FGIC as of June 30, 2004 and December 31, 2003, and for the three- and six-month periods ended June 30, 2004 and 2003, are attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Item 601(a) of
Regulation S-K
Exhibit No.	Exhibit No.	Description
1	23.1	Consent of KPMG LLP

	23.2	Consent of Ernst & Young LLP

	99.1	Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

	99.2	Financial statements of FGIC as of June 30, 2004 and December 31, 2003, and for the three- and six-month periods ended June 30, 2004 and 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT MORTGAGE SECURITIES CORPORATION (Registrant)

By:	/s/	Patrick E.Lamb

Name:	Patrick E. Lamb
Title:	Chief Financial Officer

Dated: August 27, 2004

EXHIBIT INDEX

	Item 601(a) of		Sequentially
Exhibit	Regulation S-K		Numbered
Number	Exhibit No.	Description	Page
1	23.1	Consent of KPMG LLP

	23.2	Consent of Ernst & Young LLP

	99.1	Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003

	99.2	Financial statements of FGIC as of June 30, 2004 and December 31, 2003, and for the three- and six-month periods ended June 30, 2004 and 2003